Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William J. Ruckelshaus, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this amended Quarterly Report on Form 10-Q/A of InfoSpace, Inc. for the three months ended March 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this amended Quarterly Report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of InfoSpace, Inc.

Dated: November 14, 2011	By:	/s/ William J. Ruckelshaus
	Name:	William J. Ruckelshaus
	Title:	Chief Executive Officer and President (Principal Executive Officer)